================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 2, 2006

                         ENTERTAINMENT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

            MARYLAND                      1-13561                 43-1790877
(State or other jurisdiction of         (Commission            (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)

                        30 WEST PERSHING ROAD, SUITE 201
                           KANSAS CITY, MISSOURI 64108
                (Address of principal executive office)(Zip Code)

                                 (816) 472-1700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 2, 2006, Entertainment Properties Trust announced its results of operations and financial condition for the third quarter ended September 30, 2006. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto. The information in this current report on 8-K, including the exhibit, is being furnished and shall not be deemed "filed" for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

NUMBER   DESCRIPTION
------   -----------
 99.1    Press Release dated November 2, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENTERTAINMENT PROPERTIES TRUST


                                        By: /s/ Mark A. Peterson
                                            ------------------------------------
                                            Mark A. Peterson
                                            Vice President, Treasurer and
                                            Chief Financial Officer

Date: November 2, 2006

INDEX TO EXHIBITS

EXHIBIT   DESCRIPTION
-------   -----------
  99.1    Press Release dated November 2, 2006